Exhibit 99.1

Power Integrations Reports Fourth-Quarter and Full-Year Financial Results

Full-year revenue increased six percent to $443.5 million; cash flow from operations was $111.5 million

Announces workforce reduction and related restructuring charge

SAN JOSE, Calif. – February 5, 2026 – Power Integrations (NASDAQ: POWI) today announced financial results for the quarter and year ended December 31, 2025. Net revenue for the fourth quarter was $103.2 million, down 13 percent from the prior quarter and down two percent from the fourth quarter of 2024. GAAP net income for the fourth quarter was $13.3 million or $0.24 per diluted share compared to a net loss of $0.02 per diluted share in the prior quarter and net income of $0.16 per diluted share in the fourth quarter of 2024. Cash flow from operations for the fourth quarter was $26.2 million.

For the full year 2025, net revenue was $443.5 million, up six percent compared to the prior year. GAAP net income was $22.1 million or $0.39 per diluted share compared to $0.56 per diluted share in the prior year. Cash flow from operations for the year was $111.5 million.

In addition to its GAAP results, the company provided non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, expenses related to an employment-litigation matter, and the tax effects of these items. Non-GAAP net income for the fourth quarter of 2025 was $12.7 million or $0.23 per diluted share compared to $0.36 per diluted share in the prior quarter and $0.30 per diluted share in the fourth quarter of 2024. Full-year non-GAAP net income was $70.7 million or $1.25 per diluted share compared to $1.16 per diluted share in the prior year. A reconciliation of GAAP to non-GAAP financial results and outlook is included with the tables accompanying this press release.

Power Integrations also today announced that it has carried out a restructuring plan, reducing its global workforce by seven percent. The company expects to incur a charge of between $3.5 million and $4.0 million in the first quarter of 2026 associated with severance benefits and related expenses.

Power Integrations CEO Jen Lloyd commented: “I am pleased that we returned to growth in 2025 with a six-percent increase in total revenue, led by our industrial category which grew 15 percent. The growth in industrial was driven by record sales in our high-power gate-driver business, plus strength in metering, power tools, automotive and broad-based industrial applications. Additionally, total revenue from PowiGaN™ products grew more than 40 percent for the year.”

Dr. Lloyd continued: “Our addressable market continues to expand as AI data centers, electrification, grid modernization and other macro trends drive demand for innovative high-voltage technologies. We are taking steps to align our organization with these opportunities, including a restructuring of our workforce to better align expenses with revenue and create flexibility to invest in the products, people, and markets we expect to drive long-term growth and profitability.”

Financial Outlook / Dividend

The company issued the following forecast for the first quarter of 2026:

●	Revenue is expected to be in a range of $104 million to $109 million.
●	GAAP gross margin is expected to be between 52 percent and 53 percent, and non-GAAP gross margin is expected to be between 53 percent and 54 percent.
●	GAAP operating expenses are expected to be between $54 million and $55.5 million, and non-GAAP operating expenses are expected to be $46 million plus or minus $0.5 million.
●	The company paid a dividend of $0.21 per share on December 31, 2025. A dividend of $0.215 per share will be paid on March 31, 2026, to stockholders of record as of February 27, 2026.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. A webcast of the call will be available on the company's investor web page, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, expenses stemming from an employment litigation matter and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

amended. Forward-looking statements generally relate to future events or the company’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the company expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, the company’s restructuring plans and anticipated charges, the company’s guidance and outlook for the first quarter of 2026, and the trends and assumptions underlying such guidance and outlook, and the company’s expectations regarding its upcoming dividend, including the timing and amount of such dividend. The company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including the company’s ability to forecast its performance; changes in trade policies, in particular the escalation and imposition of new and higher tariffs, which could reduce demand for end products that incorporate our integrated circuits and/or place pressure on our prices as our customers seek to offset the impact of increased tariffs on their own products; the company’s ability to supply products and its ability to conduct other aspects of its business, such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenue to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates; and product development delays and defects and market acceptance of the new products. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in the company’s filings with the Securities and Exchange Commission (“SEC”), including the company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 7, 2025 and subsequent Quarterly Reports on Form 10-Q filed with the SEC. The forward-looking statements in this release are based on information available to the company as of the date hereof and the company disclaims any obligation to update or alter its forward-looking statements, except as otherwise required by law.

Power Integrations, PowiGaN and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
NET REVENUE	$103,204	$118,919	$105,250	$443,504	$418,973

COST OF REVENUE	48,595	54,068	47,983	201,855	194,222

GROSS PROFIT	54,609	64,851	57,267	241,649	224,751

OPERATING EXPENSES:
Research and development	24,334	26,696	25,689	101,116	100,790
Sales and marketing	15,773	17,455	16,931	67,952	67,825
General and administrative	9,472	10,374	10,728	42,701	38,207
Other operating expenses	(3,744)	14,279	—	19,686	—
Total operating expenses	45,835	68,804	53,348	231,455	206,822

INCOME (LOSS) FROM OPERATIONS	8,774	(3,953)	3,919	10,194	17,929

OTHER INCOME	2,373	2,555	3,384	10,785	12,825

INCOME (LOSS) BEFORE INCOME TAXES	11,147	(1,398)	7,303	20,979	30,754

PROVISION (BENEFIT) FOR INCOME TAXES	(2,143)	(42)	(1,837)	(1,114)	(1,480)

NET INCOME (LOSS)	$13,290	$(1,356)	$9,140	$22,093	$32,234

EARNINGS (LOSS) PER SHARE:
Basic	$0.24	$(0.02)	$0.16	$0.39	$0.57
Diluted	$0.24	$(0.02)	$0.16	$0.39	$0.56

SHARES USED IN PER-SHARE CALCULATION:
Basic	55,329	55,796	56,848	56,063	56,820
Diluted	55,694	55,796	57,097	56,324	57,130

SUPPLEMENTAL INFORMATION:
	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Stock-based compensation expenses included in:
Cost of revenue	$232	$517	$541	$1,998	$2,090
Research and development	1,945	2,850	3,280	10,235	12,587
Sales and marketing	1,042	1,910	2,074	6,460	8,064
General and administrative	1,626	2,374	3,394	12,563	12,335
Other operating expenses	(5,120)	13,554	—	8,434	—
Total stock-based compensation expense	$(275)	$21,205	$9,289	$39,690	$35,076

Cost of revenue includes:
Amortization of acquisition-related intangible assets	$147	$147	$147	$587	$1,034

	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
REVENUE MIX BY END MARKET
Communications	15%	11%	13%	12%	12%
Computer	14%	13%	15%	13%	14%
Consumer	34%	34%	37%	37%	39%
Industrial	37%	42%	35%	38%	35%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$54,609	$64,851	$57,267	$241,649	$224,751
GAAP gross margin	52.9%	54.5%	54.4%	54.5%	53.6%

Stock-based compensation included in cost of revenue	232	517	541	1,998	2,090
Amortization of acquisition-related intangible assets	147	147	147	587	1,034

Non-GAAP gross profit	$54,988	$65,515	$57,955	$244,234	$227,875
Non-GAAP gross margin	53.3%	55.1%	55.1%	55.1%	54.4%

	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$45,835	$68,804	$53,348	$231,455	$206,822

Less: Stock-based compensation expense included in operating expenses
Research and development	1,945	2,850	3,280	10,235	12,587
Sales and marketing	1,042	1,910	2,074	6,460	8,064
General and administrative	1,626	2,374	3,394	12,563	12,335
Other operating expenses	(5,120)	13,554	—	8,434	—
Other operating expenses	1,376	725	—	11,252	—
Total	869	21,413	8,748	48,944	32,986

Non-GAAP operating expenses	$44,966	$47,391	$44,600	$182,511	$173,836

	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
RECONCILIATION OF INCOME (LOSS) FROM OPERATIONS
GAAP income (loss) from operations	$8,774	$(3,953)	$3,919	$10,194	$17,929
GAAP operating margin	8.5%	–3.3%	3.7%	2.3%	4.3%

Add: Total stock-based compensation	(275)	21,205	9,289	39,690	35,076
Amortization of acquisition-related intangible assets	147	147	147	587	1,034
Other operating expenses	1,376	725	—	11,252	—

Non-GAAP income from operations	$10,022	$18,124	$13,355	$61,723	$54,039
Non-GAAP operating margin	9.7%	15.2%	12.7%	13.9%	12.9%

	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$(2,143)	$(42)	$(1,837)	$(1,114)	$(1,480)
GAAP effective tax rate	–19.2%	–3.0%	–25.2%	–5.3%	–4.8%

Tax effect of adjustments to GAAP results	(1,806)	(527)	(1,366)	(2,965)	(2,153)

Non-GAAP provision (benefit) for income taxes	$(337)	$485	$(471)	$1,851	$673
Non-GAAP effective tax rate	–2.7%	2.3%	–2.8%	2.6%	1.0%

	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
RECONCILIATION OF NET INCOME (LOSS) PER SHARE (DILUTED)
GAAP net income (loss)	$13,290	$(1,356)	$9,140	$22,093	$32,234

Adjustments to GAAP net income (loss)
Stock-based compensation	(275)	21,205	9,289	39,690	35,076
Amortization of acquisition-related intangible assets	147	147	147	587	1,034
Other operating expenses	1,376	725	—	11,252	—
Tax effect of items excluded from non-GAAP results	(1,806)	(527)	(1,366)	(2,965)	(2,153)

Non-GAAP net income	$12,732	$20,194	$17,210	$70,657	$66,191

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	55,694	56,162	57,097	56,324	57,130

Non-GAAP net income per share (diluted)	$0.23	$0.36	$0.30	$1.25	$1.16

GAAP net income (loss) per share (diluted)	$0.24	$(0.02)	$0.16	$0.39	$0.56

	Twelve Months Ended
RECONCILIATION OF FREE CASH FLOW	December 31, 2025
Cash flow from operations	$111,518
Purchases of property and equipment	(24,396)
Free cash flow	$87,122

POWER INTEGRATIONS, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP IN FIRST-QUARTER 2026 FORECAST

(dollar amounts in millions)

RECONCILIATION OF GROSS MARGIN FORECAST	LOW	HIGH
GAAP gross margin forecast	52.0%	53.0%

Adjustments to reconcile GAAP to non-GAAP
Stock-based compensation included in cost of revenue	0.6%	0.6%
Amortization of acquisition-related intangible assets	0.1%	0.1%
Restructuring charge	0.3%	0.3%

Non-GAAP gross margin forecast	53.0%	54.0%

RECONCILIATION OF OPERATING EXPENSE FORECAST	LOW	HIGH
GAAP operating-expense forecast	$54.0	$55.5

Adjustments to reconcile GAAP to non-GAAP
Stock-based compensation	(5.3)	(5.3)
Restructuring charge	(3.2)	(3.7)

Non-GAAP operating-expense forecast	$45.5	$46.5

POWER INTEGRATIONS, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2025	September 30, 2025	December 31, 2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$58,755	$48,646	$50,972
Short-term marketable securities	190,755	193,214	249,023
Accounts receivable, net	18,254	31,515	27,172
Inventories	166,887	164,618	165,612
Prepaid expenses and other current assets	23,678	18,070	21,260
Total current assets	458,329	456,063	514,039

PROPERTY AND EQUIPMENT, net	146,536	147,915	149,562
INTANGIBLE ASSETS, net	7,244	7,452	8,075
GOODWILL	95,271	95,271	95,271
DEFERRED TAX ASSETS	35,594	37,125	36,485
OTHER ASSETS	29,233	28,704	25,394
Total assets	$772,207	$772,530	$828,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$33,963	$37,459	$29,789
Accrued payroll and related expenses	13,840	14,233	13,987
Taxes payable	962	890	961
Other accrued liabilities	21,596	18,513	10,580
Total current liabilities	70,361	71,095	55,317

LONG-TERM LIABILITIES:
Income taxes payable	3,663	4,556	3,871
Other liabilities	25,338	24,903	19,866
Total liabilities	99,362	100,554	79,054

STOCKHOLDERS' EQUITY:
Common stock	20	20	22
Additional paid-in capital	—	—	18,734
Accumulated other comprehensive loss	(1,105)	(1,262)	(3,023)
Retained earnings	673,930	673,218	734,039
Total stockholders' equity	672,845	671,976	749,772
Total liabilities and stockholders' equity	$772,207	$772,530	$828,826

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$13,290	$(1,356)	$9,140	$22,093	$32,234
Adjustments to reconcile net income (loss) to cash provided by operating activities
Depreciation	6,407	6,542	7,743	27,195	33,303
Amortization of intangible assets	208	208	208	831	1,279
Loss (gain) on disposal of property and equipment	—	(108)	24	(108)	240
Stock-based compensation expense	(275)	21,205	9,289	39,690	35,076
Accretion of discount on marketable securities	(216)	(198)	(385)	(1,135)	(1,637)
Deferred income taxes	1,759	(7)	336	898	(8,352)
Increase (decrease) in accounts receivable allowance for credit losses	39	—	214	(342)	(245)
Change in operating assets and liabilities:
Accounts receivable	13,222	(3,932)	(10,752)	9,260	(12,253)
Inventories	(2,269)	3,778	2,068	(1,275)	(2,448)
Prepaid expenses and other assets	(4,566)	(1,204)	(1,613)	635	4,001
Accounts payable	(2,762)	5,767	1,540	3,253	3,454
Taxes payable and other accrued liabilities	1,369	(841)	(3,086)	10,523	(3,471)
Net cash provided by operating activities	26,206	29,854	14,726	111,518	81,181

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(7,050)	(5,694)	(3,045)	(24,396)	(17,286)
Proceeds from sale of property and equipment	—	150	—	150	—
Purchases of marketable securities	(5,709)	(11,079)	(8,135)	(64,484)	(105,716)
Proceeds from sales and maturities of marketable securities	8,279	20,166	2,796	124,937	106,602
Payment for acquisition, net of cash acquired	—	—	—	—	(9,520)
Net cash provided by (used in) investing activities	(4,480)	3,543	(8,384)	36,207	(25,920)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	2,539	—	5,326	5,700
Repurchase of common stock	—	(42,440)	(1,902)	(98,098)	(27,881)
Payments of dividends to stockholders	(11,617)	(11,785)	(11,937)	(47,170)	(46,037)
Proceeds from draw on line of credit	—	—	—	13,000	—
Payments on line of credit	—	—	—	(13,000)	—
Net cash used in financing activities	(11,617)	(51,686)	(13,839)	(139,942)	(68,218)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,109	(18,289)	(7,497)	7,783	(12,957)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	48,646	66,935	58,469	50,972	63,929

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$58,755	$48,646	$50,972	$58,755	$50,972

Contact:

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com